UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This current report on Form 8-K/A (the “Amendment”) of Visa Inc. (the “Company”) amends the current report on Form 8-K filed on June 21, 2016 (the “Original Form 8-K”) related to the Company’s acquisition of Visa Europe Limited.  This Amendment includes the pro forma financial information required by Item 9.01(b) of Form 8-K, and does not amend or otherwise update any other information in the Original Form 8-K.  Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.
The unaudited pro forma financial information is included as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: September 2, 2016	By:	/s/ James H. Hoffmeister
James H. Hoffmeister Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial information of the Company and Visa Europe for the fiscal year ended September 30, 2015 and the nine months ended June 30, 2016